 Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)

Citigroup Global Markets Inc.

BNP Paribas Securities Corp.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2024-2 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2024-2 UWR01 B304 Feb2024 2-5B RegABII Short List 032624.txt,” provided by the Company on March 28, 2024, containing information on 113,391 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of February 29, 2024 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2024-2 B304 Honda_ex102_Feb2024_Initial 2-5Bln.csv,” provided by the Company on April 1, 2024, containing information on the Receivables as of February 29, 2024 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2024-2 Owner Trust.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means February 29, 2024.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or DMV that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions

First Payment Date	Installment Sale Contract

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions

Origination Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Original Maturity Date	Installment Sale Contract and Data File Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems, and Data File Instructions

Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and Data File Instructions

Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 113,391 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement except as listed in Exhibit D.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Origination Date	Installment Sale Contract and XML File Instructions

First Payment Date	Installment Sale Contract and XML File Instructions

Maturity Date	Installment Sale Contract and XML File Instructions

Original Loan Term	Installment Sale Contract and XML File Instructions

Grace Period Number	Installment Sale Contract and XML File Instructions

Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions

Current Delinquency Status	“Delinquency Summary” screen shot showing effective date March 1, 2024, “Payment History” screen shot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 113,391 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
April 29, 2024

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20242001	60	20242060	119	20242119	178	20242178	237	20242237
2	20242002	61	20242061	120	20242120	179	20242179	238	20242238
3	20242003	62	20242062	121	20242121	180	20242180	239	20242239
4	20242004	63	20242063	122	20242122	181	20242181	240	20242240
5	20242005	64	20242064	123	20242123	182	20242182	241	20242241
6	20242006	65	20242065	124	20242124	183	20242183	242	20242242
7	20242007	66	20242066	125	20242125	184	20242184	243	20242243
8	20242008	67	20242067	126	20242126	185	20242185	244	20242244
9	20242009	68	20242068	127	20242127	186	20242186	245	20242245
10	20242010	69	20242069	128	20242128	187	20242187	246	20242246
11	20242011	70	20242070	129	20242129	188	20242188	247	20242247
12	20242012	71	20242071	130	20242130	189	20242189	248	20242248
13	20242013	72	20242072	131	20242131	190	20242190	249	20242249
14	20242014	73	20242073	132	20242132	191	20242191	250	20242250
15	20242015	74	20242074	133	20242133	192	20242192	251	20242251
16	20242016	75	20242075	134	20242134	193	20242193	252	20242252
17	20242017	76	20242076	135	20242135	194	20242194	253	20242253
18	20242018	77	20242077	136	20242136	195	20242195	254	20242254
19	20242019	78	20242078	137	20242137	196	20242196	255	20242255
20	20242020	79	20242079	138	20242138	197	20242197	256	20242256
21	20242021	80	20242080	139	20242139	198	20242198	257	20242257
22	20242022	81	20242081	140	20242140	199	20242199	258	20242258
23	20242023	82	20242082	141	20242141	200	20242200	259	20242259
24	20242024	83	20242083	142	20242142	201	20242201	260	20242260
25	20242025	84	20242084	143	20242143	202	20242202	261	20242261
26	20242026	85	20242085	144	20242144	203	20242203	262	20242262
27	20242027	86	20242086	145	20242145	204	20242204	263	20242263
28	20242028	87	20242087	146	20242146	205	20242205	264	20242264
29	20242029	88	20242088	147	20242147	206	20242206	265	20242265
30	20242030	89	20242089	148	20242148	207	20242207	266	20242266
31	20242031	90	20242090	149	20242149	208	20242208	267	20242267
32	20242032	91	20242091	150	20242150	209	20242209	268	20242268
33	20242033	92	20242092	151	20242151	210	20242210	269	20242269
34	20242034	93	20242093	152	20242152	211	20242211	270	20242270
35	20242035	94	20242094	153	20242153	212	20242212	271	20242271
36	20242036	95	20242095	154	20242154	213	20242213	272	20242272
37	20242037	96	20242096	155	20242155	214	20242214	273	20242273
38	20242038	97	20242097	156	20242156	215	20242215	274	20242274
39	20242039	98	20242098	157	20242157	216	20242216	275	20242275
40	20242040	99	20242099	158	20242158	217	20242217	276	20242276
41	20242041	100	20242100	159	20242159	218	20242218	277	20242277
42	20242042	101	20242101	160	20242160	219	20242219	278	20242278
43	20242043	102	20242102	161	20242161	220	20242220	279	20242279
44	20242044	103	20242103	162	20242162	221	20242221	280	20242280
45	20242045	104	20242104	163	20242163	222	20242222	281	20242281
46	20242046	105	20242105	164	20242164	223	20242223	282	20242282
47	20242047	106	20242106	165	20242165	224	20242224	283	20242283
48	20242048	107	20242107	166	20242166	225	20242225	284	20242284
49	20242049	108	20242108	167	20242167	226	20242226	285	20242285
50	20242050	109	20242109	168	20242168	227	20242227	286	20242286
51	20242051	110	20242110	169	20242169	228	20242228	287	20242287
52	20242052	111	20242111	170	20242170	229	20242229
53	20242053	112	20242112	171	20242171	230	20242230
54	20242054	113	20242113	172	20242172	231	20242231
55	20242055	114	20242114	173	20242173	232	20242232
56	20242056	115	20242115	174	20242174	233	20242233
57	20242057	116	20242116	175	20242175	234	20242234
58	20242058	117	20242117	176	20242176	235	20242235
59	20242059	118	20242118	177	20242177	236	20242236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

A-1

Exhibit B
Data File Instructions
Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider Simple Interest to be the only Loan Type available in AHFC Systems.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screen shot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

B-1

Exhibit C
XML File Instructions
Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

C-1

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screen shot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.

C-2

Exhibit D

Exceptions List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
1	20242001	Scheduled Monthly Payment	$249.66	$251.81

D-1